Exhibit 99.1

Media Contact Lee Underwood Media Relations (706) 644-0528	Investor Contact Steve Adams Investor Relations (706) 641-6462

Synovus Announces Earnings for the Fourth Quarter 2017 and a 67% Increase in Quarterly Common Dividend

Diluted Earnings per Share of $0.23 vs. $0.54 in 4Q16

Adjusted Diluted Earnings per Share of $0.72 vs. $0.54 in 4Q16

COLUMBUS, Ga., Jan. 23, 2018 – Synovus Financial Corp. (NYSE: SNV) today reported financial results for the quarter and year ended December 31, 2017.

Net income available to common shareholders for the fourth quarter 2017 was $27.0 million or $0.23 per diluted share as compared to $95.4 million or $0.78 per diluted share for the third quarter 2017 and $66.0 million or $0.54 per diluted share for the fourth quarter 2016. Fourth quarter 2017 results include a $23.2 million loss on early extinguishment of debt, as well as a $47.2 million charge related to Federal tax reform.1 Adjusted earnings per diluted share for the fourth quarter 2017 was $0.72, a 10.7% increase from the third quarter 2017 and a 32.4% increase from the fourth quarter 2016.

2017 Highlights

•	Net income available to common shareholders for 2017 was $265.2 million or $2.17 per diluted share as compared to $236.5 million or $1.89 per diluted share for 2016. Diluted EPS grew 15.0% for 2017 compared to 2016.

•	Adjusted earnings per diluted share for 2017 was $2.53 as compared to $1.98 for 2016, an increase of 27.7%.

•	Return on average assets for 2017 was 0.89%, an increase of 5 basis points from 2016.

•	Adjusted return on average assets for 2017 was 1.04%, an increase of 16 basis points from 2016.

•	Return on average common equity for 2017 was 9.32%, an increase of 91 basis points from 2016.

•	Adjusted return on average common equity for 2017 was 10.86%, an increase of 204 basis points from 2016.

•	Total average loans for the year grew $1.28 billion or 5.5% as compared to 2016.

•	Total loans ended the year at $24.79 billion, a $931.1 million or 3.9% increase from 2016.

•	Total average deposits grew $1.49 billion or 6.3% as compared to 2016.

•	Efficiency ratio of 59.95% improved 479 basis points from 2016.

•	Adjusted efficiency ratio of 59.87% improved 280 basis points from 2016.

•	Non-performing loans of $115.6 million at December 31, 2017, declined 24.7% from December 31, 2016, and the non-performing loan ratio declined 17 basis points from December 31, 2016, to 0.47% at December 31, 2017.

[1]	Certain components related to Federal tax reform impact are considered reasonable estimates or provisional amounts as defined by SEC Staff Accounting Bulletin No. 118. These amounts could be adjusted during the measurement period ending December 31, 2018.

•	Returned $244.5 million to common shareholders during 2017 through $175.1 million in common share repurchases and $69.4 million in common stock dividends.

•	Common Equity Tier 1 ratio was 9.99% at December 31, 2017, compared to 9.96% at December 31, 2016.

•	Completed the Cabela’s transaction effective September 25, 2017.

•	Completed the transition to a single-bank operating environment and began transitioning to a single brand — Synovus — across all markets.

“2017 was another outstanding year for Synovus, with strong financial and operating results,” said Kessel Stelling, Synovus chairman and CEO. “We achieved a number of long-term goals, including double-digit earnings-per-share growth, 1-plus percent adjusted ROA, and an efficiency ratio below 60 percent. The year was highlighted by our ranking as the country’s most reputable bank by Reputation Institute and American Banker, successful completion of the Cabela’s transaction, and implementation of a single-bank operating environment. We are pleased to begin 2018 by announcing a 67 percent increase in our common dividend, and our team is energized as we intensify our focus on improving the customer experience and complete the transition to a unified Synovus brand.”

Fourth Quarter Financial Results

Balance Sheet

•	Total loans ended the quarter at $24.79 billion, up $300.1 million or 4.9% annualized from the previous quarter and up $931.1 million or 3.9% as compared to the fourth quarter 2016.

•	Commercial and industrial loans grew by $297.7 million or 10.1% annualized from the previous quarter and $479.8 million or 4.2% as compared to the fourth quarter 2016.

•	Consumer loans grew by $296.3 million or 21.2% annualized from the previous quarter and $889.4 million or 17.9% as compared to the fourth quarter 2016.

•	Commercial real estate loans declined by $292.8 million or 16.1% annualized from the previous quarter and $438.8 million or 6.0% as compared to the fourth quarter 2016.

•	Total average deposits for the quarter were $26.29 billion, up $999.1 million or 15.7% annualized from the previous quarter and up $1.62 billion or 6.6% as compared to the fourth quarter 2016.

•	Average core transaction accounts[2] grew by $188.6 million or 4.0% annualized from the previous quarter and $1.02 billion or 5.7% as compared to the fourth quarter 2016.

Core Performance

•	Total revenues were $339.1 million compared to $398.0 million the previous quarter and $307.5 million for the fourth quarter 2016.

•	Total adjusted revenues were $339.2 million, up $7.9 million or 2.4% from the previous quarter and up 12.1% from the fourth quarter 2016.

•	Net interest income was $269.7 million, up $7.1 million or 2.7% from the previous quarter and up 15.5% from the fourth quarter 2016.

•	Net interest margin was 3.65%, up 2 basis points from the previous quarter. Yield on earning assets was 4.15%, up 4 basis points from the previous quarter, and the effective cost of funds was 0.50%, up 2 basis points from the previous quarter.

•	Total non-interest income was $69.4 million, down $66.1 million from the previous quarter and down $4.7 million from the fourth quarter 2016.

[2]	Consist of non-interest bearing, NOW/Savings, and money market deposits excluding SCMs.

•	Third quarter 2017 non-interest income included the $75.0 million Cabela’s transaction fee, partially offset by $8.0 million in investment securities losses. Fourth quarter 2016 non-interest income included investment securities gains of $5.9 million.

•	Adjusted non-interest income was $69.3 million, an increase of $835 thousand or 1.2% from the previous quarter and up 0.9% as compared to the fourth quarter 2016.

•	Core banking fees[3] were $33.0 million, down $121 thousand or 0.4% from the previous quarter and down 6.9% from the fourth quarter 2016.

•	Fiduciary and asset management fees, brokerage revenue, and insurance revenues were $21.8 million, up $599 thousand or 2.8% from the previous quarter and 7.1% as compared to the fourth quarter 2016.

•	Mortgage banking income was $5.6 million, up $42 thousand or 0.7% from the previous quarter and up 2.6% as compared to the fourth quarter 2016.

•	Total non-interest expense was $226.5 million, up $20.9 million or 10.2% from the previous quarter and up 17.2% as compared to the fourth quarter 2016.

•	Fourth quarter 2017 total non-interest expense includes a $23.2 million loss from the redemption of $300 million senior debt. Third quarter 2017 included other real estate and other impairment charges totaling $8.8 million.

•	Efficiency ratio for the fourth quarter 2017 was 66.77% as compared to 50.62% in the previous quarter and 63.98% in the fourth quarter 2016.

•	Adjusted non-interest expense was $201.1 million, up $7.0 million or 3.6% from the previous quarter and up 7.6% as compared to the fourth quarter 2016.

•	The sequential quarter increase includes a $4.5 million increase in advertising, a one-time $1 thousand cash award to non-bonus plan participants totaling $3.3 million, and asset impairment charges on held for sale assets of $2.5 million.

•	Adjusted efficiency ratio for the fourth quarter 2017 was 59.29% as compared to 58.59% in the previous quarter and 61.81% in the fourth quarter 2016.

Credit Quality

•	Non-performing loans were $115.6 million at December 31, 2017, up $17.7 million or 18.1% from the previous quarter and down $37.8 million or 24.7% from December 31, 2016. The non-performing loan ratio was 0.47% at December 31, 2017, as compared to 0.40% at the end of the previous quarter and 0.64% at December 31, 2016.

•	Total non-performing assets were $130.6 million at December 31, 2017, down $8.0 million or 5.8% from the previous quarter and down $45.1 million or 25.7% from December 31, 2016. The non-performing asset ratio was 0.53% at December 31, 2017, as compared to 0.57% at the end of the previous quarter and 0.74% at December 31, 2016.

•	Net charge-offs were $9.0 million in the fourth quarter 2017, down $29.1 million or 76.4% from $38.1 million in the previous quarter. The annualized net charge-off ratio was 0.15% in the fourth quarter as compared to 0.62% in the previous quarter.

•	Third quarter 2017 net charge-offs included $34.2 million related to loans transferred to held-for-sale.

[3]	Include service charges on deposit accounts, bankcard fees, letter of credit fees, ATM fee income, line of credit non-usage fees, gains from sales of government guaranteed loans, and miscellaneous other service charges.

•	Total delinquencies (consisting of loans 30 or more days past due and still accruing) declined to 0.21% of total loans at December 31, 2017, as compared to 0.35% the previous quarter and 0.27% at December 31, 2016.

Capital Ratios

•	Common Equity Tier 1 ratio was 9.99% at December 31, 2017, compared to 10.06% at September 30, 2017.

•	Tier 1 Capital ratio was 10.38% at December 31, 2017, compared to 10.43% at September 30, 2017.

•	Total Risk Based Capital ratio was 12.23% at December 31, 2017, compared to 12.30% at September 30, 2017.

•	Tier 1 Leverage ratio was 9.19% at December 31, 2017, compared to 9.34% at September 30, 2017.

•	Tangible Common Equity ratio was 8.88% at December 31, 2017, unchanged from September 30, 2017.

Capital Management

•	During the fourth quarter, the Company repurchased $39.2 million in common stock as part of the $200 million share repurchase program authorized in the fourth quarter 2016. Share repurchases in 2017 totaled $175.1 million and resulted in a reduction of 4.0 million shares, a 3.3% share count reduction from December 31, 2016.

•	Additionally, the Board of Directors authorized a new share repurchase program of up to $150 million of the Company’s common stock to be executed during 2018.

•	The Board of Directors also approved a 67% increase in the Company’s quarterly common stock dividend from $0.15 to $0.25 per share, effective with the quarterly dividend payable in April 2018.

Fourth Quarter Earnings Conference Call

Synovus will host an earnings highlights conference call at 8:30 a.m. EDT on January 23, 2018. The earnings call will be accompanied by a slide presentation. Shareholders and other interested parties may listen to this conference call via simultaneous Internet broadcast. For a link to the webcast, go to investor.synovus.com/event. The replay will be archived for 12 months and will be available 30-45 minutes after the call.

Synovus Financial Corp. is a financial services company based in Columbus, Georgia, with approximately $31 billion in assets. Synovus provides commercial and retail banking, investment, and mortgage services through 250 branches in Georgia, Alabama, South Carolina, Florida, and Tennessee. Synovus Bank, a wholly owned subsidiary of Synovus, was recognized as the “Most Reputable Bank” by American Banker and the Reputation Institute in 2017. Synovus is on the web at synovus.com, on Twitter @synovus, and on LinkedIn at http://linkedin.com/company/synovus.

Forward-Looking Statements

This press release and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-

looking statements. You can identify these forward-looking statements through Synovus’ use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for Synovus’ future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, our expectations regarding deposits, loan growth and the net interest margin; expectations on our growth strategy, expense initiatives, capital management and future profitability; expectations on credit trends and key credit metrics; and the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus’ management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this press release. Many of these factors are beyond Synovus’ ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus’ management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus’ filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2016, under the captions “Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors” and in Synovus’ quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Non-GAAP Financial Measures

The measures entitled adjusted non-interest income; adjusted non-interest expense; adjusted total revenues; adjusted efficiency ratio; adjusted net income per common share, diluted; adjusted return on average assets; adjusted return on average common equity; adjusted return on average tangible common equity; average core deposits; average core transaction deposits; tangible common equity to tangible assets ratio; and common equity Tier 1 (CET1) ratio (fully phased-in); are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. The most comparable GAAP measures to these measures are total non-interest income; total non-interest expense; total revenues; efficiency ratio; net income per common share, diluted; return on average assets; return on average common equity; total average deposits; the ratio of total shareholders’ equity to total assets; and the CET1 ratio; respectively.

Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management and investors in evaluating Synovus’ operating results, financial strength, the performance of its business, and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted total revenues and adjusted non-interest income are measures used by management to evaluate total revenue and non-interest income exclusive of net investment securities gains/losses, changes in fair value of private equity investments, net, and the Cabela’s transaction fee. Adjusted non-interest expense and the adjusted efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Adjusted net income per common share, diluted, adjusted return on average assets, and adjusted return on average common equity are measurements used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Average core deposits and average core transaction deposits are measures used by management to evaluate organic growth of deposits and the quality of deposits as a funding source. The adjusted return on average tangible common equity is a measure used by management to compare Synovus’ performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. The tangible common equity to tangible assets ratio and common equity Tier 1 (CET1) ratio (fully phased-in) are used by management and bank regulators to assess the strength of our capital position. The computations of these measures are set forth in the tables below.

Reconciliation of Non-GAAP Financial Measures

(dollars in thousands)	4Q17	3Q17	4Q16	2017	2016
Adjusted non-interest income
Total non-interest income	$69,352	135,435	74,006	345,327	273,194
Subtract: Cabela’s transaction fee	—	(75,000)	—	(75,000)	—
Add/subtract: Investment securities losses (gains), net	—	7,956	(5,885)	289	(6,011)
Subtract/add: (Increase)/decrease in fair value of private equity investments, net	(100)	27	499	3,093	1,026

Adjusted non-interest income	$69,252	68,418	68,620	273,709	268,209

Adjusted non-interest expense
Total non-interest expense	$226,534	205,646	193,209	821,313	755,923
Subtract: 3Q17 discounts to fair value for completed or planned ORE accelerated dispositions	—	(7,082)	—	(7,082)	—
Subtract: 3Q17 asset impairment charges related to accelerated disposition of corporate real estate and other properties	—	(1,168)	—	(1,168)	—
Subtract: Earnout liability adjustments	(1,700)	(2,059)	—	(3,759)	—
Add/subtract: Restructuring charges, net	29	(519)	(42)	(7,014)	(8,267)
Subtract: Loss on early extinguishment of debt, net	(23,160)	—	—	(23,160)	(4,735)
Subtract: Fair value adjustment to Visa derivative	—	—	(4,716)	—	(5,795)
Subtract: Litigation settlement/contingency expense	(300)	(401)	—	(701)	(2,511)
Subtract: Merger-related expense	—	(23)	(1,086)	(110)	(1,636)
Subtract: Amortization of intangibles	(292)	(292)	(400)	(1,059)	(521)

Adjusted non-interest expense	$201,111	194,102	186,965	777,260	732,458

Adjusted efficiency ratio
Adjusted non-interest expense	$201,111	194,102	186,965	777,260	732,458
Net interest income	269,713	262,572	233,530	1,023,309	899,180
Add: Tax equivalent adjustment	234	283	322	1,124	1,285
Add: Total non-interest income	69,352	135,435	74,006	345,327	273,194
Add/subtract: Investment securities losses (gains), net	—	7,956	(5,885)	289	(6,011)

Total FTE revenues	339,299	406,246	301,973	1,370,049	1,167,648
Subtract: Cabela’s transaction fee	—	(75,000)	—	(75,000)	—
Subtract/add: (Increase)/decrease in fair value of private equity investments, net	(100)	27	499	3,093	1,026

Adjusted total revenues	$339,199	331,273	302,472	1,298,142	1,168,674
Efficiency ratio	66.77%	50.62	63.98	59.95	64.74
Adjusted efficiency ratio	59.29%	58.59	61.81	59.87	62.67

Reconciliation of Non-GAAP Financial Measures, continued

(dollars in thousands)	4Q17	3Q17	4Q16	2017	2016
Adjusted net income per common share, diluted
Net income available to common shareholders	$27,046	95,448	65,990	265,236	236,546
Add: Earnout liability adjustments	1,700	2,059	—	3,759	—
Add: Income tax expense related to effect of Federal Tax Reform	47,181	—	—	47,181	—
Add: Merger-related expense	—	23	1,086	110	1,636
Add: Fair value adjustment to VISA derivative	—	—	4,716	—	5,795
Add: Litigation settlement/contingency expense	300	401	—	701	2,511
Subtract/add: Restructuring charges, net	(29)	519	42	7,014	8,267
Add: Amortization of intangibles	292	292	400	1,059	521
Add: Loss on early extinguishment of debt, net	23,160	—	—	23,160	4,735
Add: 3Q17 provision expense on loans transferred to held-for-sale	—	27,710	—	27,710	—
Add: 3Q17 discounts to fair value for completed or planned ORE accelerated dispositions	—	7,082	—	7,082	—
Add: 3Q17 asset impairment charges related to accelerated disposition of corporate real estate and other properties	—	1,168	—	1,168	—
Add/subtract: Investment securities losses (gains), net	—	7,956	(5,885)	289	(6,011)
Subtract/add: (Increase)/decrease in fair value of private equity investments, net	(100)	27	499	3,093	1,026
Subtract: Cabela’s transaction fee	—	(75,000)	—	(75,000)	—
Subtract: Income tax benefit related to pre-2017 R&D credits and state taxes	(4,847)	—	—	(4,847)	—
Add/subtract: Tax effect of adjustments	(8,740)	11,034	(318)	1,337	(6,838)

Adjusted net income	$85,963	78,719	66,530	309,052	248,188
Weighted average common shares outstanding-diluted	120,182	121,814	123,187	122,012	125,078
Adjusted net income per common share, diluted	$0.72	0.65	0.54	2.53	1.98

Reconciliation of Non-GAAP Financial Measures, continued

(dollars in thousands)	4Q17	3Q17	4Q16	2017	2016
Adjusted return on average assets
Net income	$29,605	98,007	68,549	275,474	246,784
Add: Earnout liability adjustments	1,700	2,059	—	3,759	—
Add: Income tax expense related to effect of Federal Tax Reform	47,181	—	—	47,181	—
Add: Merger-related expense	—	23	1,086	110	1,636
Add: Fair value adjustment to VISA derivative	—	—	4,716	—	5,795
Add: Litigation settlement/contingency expense	300	401	—	701	2,511
Subtract/add: Restructuring charges, net	(29)	519	42	7,014	8,267
Add: Amortization of intangibles	292	292	400	1,059	521
Add: Loss on early extinguishment of debt, net	23,160	—	—	23,160	4,735
Add: 3Q17 provision expense on loans transferred to held-for-sale	—	27,710	—	27,710	—
Add: 3Q17 discounts to fair value for completed or planned ORE accelerated dispositions	—	7,082	—	7,082	—
Add: 3Q17 asset impairment charges related to accelerated disposition of corporate real estate and other properties	—	1,168	—	1,168	—
Subtract/add: Investment securities losses (gains), net	—	7,956	(5,885)	289	(6,011)
Subtract/add: (Increase)/decrease in fair value of private equity investments, net	(100)	27	499	3,093	1,026
Subtract: Cabela’s transaction fee	—	(75,000)	—	(75,000)	—
Subtract: Income tax benefit related to pre-2017 R&D credits and state taxes	(4,847)	—	—	(4,847)	—
Subtract/add: Tax effect of adjustments	(8,740)	11,034	(318)	1,337	(6,838)

Adjusted net income	$88,522	81,278	69,089	319,290	258,426
Net income annualized	$351,201	322,462	274,854	319,290	258,426
Total average assets	$31,388,724	30,678,388	30,207,257	30,787,289	29,480,972
Adjusted return on average assets	1.12%	1.05	0.91	1.04	0.88

Reconciliation of Non-GAAP Financial Measures, continued

(dollars in thousands)	4Q17	3Q17	4Q16	2017	2016
Adjusted return on average common equity
Net income available to common shareholders	$27,046	95,448	65,990	265,236	236,546
Add: Earnout liability adjustments	1,700	2,059	—	3,759	—
Add: Income tax expense related to effect of Federal Tax Reform	47,181	—	—	47,181	—
Add: Merger-related expense	—	23	1,086	110	1,636
Add: Fair value adjustment to VISA derivative	—	—	4,716	—	5,795
Add/subtract: Litigation settlement/ contingency expense	300	401	—	701	2,511
Subtract/add: Restructuring charges, net	(29)	519	42	7,014	8,267
Add: Amortization of intangibles	292	292	400	1,059	521
Add: Loss on early extinguishment of debt, net	23,160	—	—	23,160	4,735
Add: 3Q17 provision expense on loans transferred to held-for-sale	—	27,710	—	27,710	—
Add: 3Q17 discounts to fair value for completed or planned ORE accelerated dispositions		7,082	—	7,082	—
Add: 3Q17 asset impairment charges related to accelerated disposition of corporate real estate and other properties	—	1,168	—	1,168	—
Add/subtract: Investment securities losses (gains), net	—	7,956	(5,885)	289	(6,011)
Subtract/add: (Increase)/decrease in fair value of private equity investments, net	(100)	27	499	3,093	1,026
Subtract: Cabela’s transaction fee	—	(75,000)	—	(75,000)	—
Subtract: Income tax benefit related to pre-2017 R&D credits and state taxes	(4,847)	—	—	(4,847)	—
Add/subtract: Tax effect of adjustments	(8,740)	11,034	(318)	1,337	(6,838)

Adjusted net income	$85,963	78,719	66,530	309,052	248,188

Net income annualized	$341,049	312,309	264,674	309,052	248,188
Total average shareholders’ equity less preferred stock	$2,851,523	2,859,491	2,786,707	2,844,570	2,813,526
Subtract: Goodwill	(57,315)	(57,167)	(55,144)	(57,779)	(32,151)
Subtract: Other intangibles assets, net	(11,353)	(11,648)	(233)	(12,030)	(269)

Total average tangible shareholders’ equity less preferred stock	$2,782,855	2,790,676	2,731,330	2,774,761	2,781,106
Adjusted return on average common equity	11.96%	10.92	9.50	10.86	8.82

Adjusted return on average tangible common equity	12.26%	11.19	9.69	11.14	8.92

Reconciliation of Non-GAAP Financial Measures, continued

(dollars in thousands)	4Q17	3Q17	4Q16
Tangible common equity to tangible assets ratio
Total assets	$31,221,837	31,642,123	30,104,002
Subtract: Goodwill	(57,315)	(57,315)	(59,678)
Subtract: Other intangible assets, net	(11,254)	(11,548)	(13,223)

Tangible assets	$31,153,268	31,573,260	30,031,101

Total shareholders’ equity	$2,961,566	2,997,078	2,927,924
Subtract: Goodwill	(57,315)	(57,315)	(59,678)
Subtract: Other intangible assets, net	(11,254)	(11,548)	(13,223)
Subtract: Series C Preferred Stock	(125,980)	(125,980)	(125,980)

Tangible common equity	$2,767,017	2,802,235	2,729,043

Total shareholder’s equity to total assets ratio	9.49%	9.47	9.73
Tangible common equity to tangible assets ratio	8.88%	8.88	9.09

Average core deposits and average core transaction deposits
Total average deposits	$26,286,009	25,286,919	24,661,265
Subtract: Average brokered deposits	(2,198,333)	(1,530,889)	(1,380,931)

Average core deposits	24,087,676	23,756,030	23,280,334
Subtract: Average time deposits excluding average SCM time deposits	(3,084,272)	(3,160,915)	(3,147,620)
Subtract: Average state, county, and municipal (SCM) deposits	(2,211,686)	(1,991,954)	(2,356,567)

Average core transaction deposits	$18,791,718	18,603,161	17,776,147

Common equity Tier 1 (CET1) ratio (fully phased-in)

Common Equity Tier 1 (CET1)	$2,763,170
Subtract: Adjustment related to capital components	(17,147)

CET1 (fully phased-in)	$2,746,023

Total risk-weighted assets	$27,672,344
Total risk-weighted assets (fully phased-in)	$27,787,437
Common equity Tier 1 (CET 1) ratio	9.99%
Common Equity Tier 1 (CET1) ratio (fully phased-in)	9.88%